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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Air & Water Technologies Corporation:

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement, File No. 33-36327.

                                          Arthur Andersen LLP

Roseland, New Jersey
January 26, 1998